HEAD OFFICE:
A-6, Maharani Bagh
New Delhi-110065
PH.: 011-41626470-71	BANSAL & CO
FAX - 011-41328425	CHARTERED ACCOUNTTANTS
e-mail -info@bansalco.com

To

Board of Directors and

Stockholders of Protech Biosystem Private Limited

Gurgaon (Haryana) - India.

Report of Independent Registered Public Accounting Firm

We have audited the accompanying Balance Sheet of Protech Biosystem Private Limited as of December 31, 2007 and the related statement of Income, Cash Flows for the year ended on December 31, 2007. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from any material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis of designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Protech Biosystem Private Limited as of December 31, 2007; the results of operations and its cash flow for the year ended December 31, 2007. Further, these financial statements are in conformity with accounting principles generally accepted in the United States of America.

For M/S Bansal & Co.
Chartered Accountants
/s/ D.S. Rawat
(D.S. Rawat)
Partner
Membership No-83030
Place: New Delhi (India)
Date: May 12, 2008

HEAD OFFICE:
A-6, Maharani Bagh
New Delhi-110065
PH.: 011-41626470-71	BANSAL & CO
FAX - 011-41328425	CHARTERED ACCOUNTTANTS
e-mail -info@bansalco.com

To

Board of Directors and

Stockholders of Protech Biosystem Private Limited,

Gurgaon (Haryana) - India.

Report of Independent Registered Public Accounting Firm

We have audited the accompanying Balance Sheet of Protech Biosystem Private Limited as of December 31, 2006 and the related statement of Income, Cash Flows for the year ended on December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from any material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis of designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Protech Biosystem Private Limited as of December 31, 2006, the results of its operations and its cash flows for the year ended on December 31, 2006. Further, these statements are in conformity with accounting principles generally accepted in the United States of America.

For M/S Bansal & Co.
Chartered Accountants
/s/ D.S. Rawat
(D.S. Rawat)
Partner
Membership No-83030
Place: New Delhi (India)
Date: May 12, 2008

PROTECH BIOSYSTEMS PVT., LTD.
BALANCE SHEETS

	December 31,	December 31,
	2007	2006
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,462,888	$579,301
Accounts receivable, net	972,800	2,525,003
Prepaid assets	367,405	376,641
Inventories, net	409,532	505,887
Deferred tax asset, current	13,943	5,949
Total current assets	3,226,568	3,992,781

PROPERTY AND EQUIPMENT, NET	713,778	614,276

OTHER ASSETS	1,165	1,041

TOTAL ASSETS	$3,941,511	$4,608,098

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$2,970,177	$3,579,559
Installment payable, current portion	13,622	14,802
Secured loans, current portion	609,082	740,774
Other current liabilities	1,303	407
Total current liabilities	3,594,184	4,335,542

LONG-TERM LIABILITIES:
Installment payable, net of current portion	28,386	1,950
Deferred tax liability	8,666	8,734
Other non-current liabilities	9,042	7,104
Total long-term liabilities	46,094	17,788

TOTAL LIABILITIES	3,640,278	4,353,330

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Common stock par value $0.22; 5,000,000 shares authorized;
60,324 shares issued outstanding	13,392	13,392
Retained earnings	251,464	235,953
Accumulated other comprehensive income	36,377	5,423
Total stockholders’ equity	301,233	254,768

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,941,511	$4,608,098

The accompanying notes are in integral part of these consolidated financial statements.

PROTECH BIOSYSTEMS PVT., LTD.
STATEMENTS OF OPERATIONS
AND OTHER COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
REVENUES:
Sales	$3,607,142	$4,633,837

COST OF SALES:
Cost of sales	1,749,878	1,789,204

GROSS PROFIT	1,857,264	2,844,633

EXPENSES:
General and administrative expenses	1,773,830	2,749,330

INCOME BEFORE INCOME TAXES	83,434	95,303

INCOME TAX EXPENSE	67,923	43,349

NET INCOME	$15,511	$51,954

OTHER COMPREHENSIVE INCOME

FOREIGN CURRENCY
TRANSLATION ADJUSTMENT	30,954	5,423

NET COMPREHENSIVE INCOME	$46,465	$57,377

The accompanying notes are in integral part of these consolidated financial statements.

PROTECH BIOSYSTEMS PVT., LTD.
STATEMENT OF STOCKHOLDERS’ EQUITY
FOR THE YEAR ENDED DECEMBER 31, 2007

				Other
	Common Stock		Retained	Comprehensive
	Shares	Amount	Earnings	Income	Total

Balance, December 31, 2006	60,324	$13,392	$235,953	$5,423	$254,768

Foreign currency translation	-	-	-	30,954	30,954

Net income	-	-	15,511	-	15,511

Balance, December 31, 2007	60,324	$13,392	$251,464	$36,377	$301,233

The accompanying notes are in integral part of these consolidated financial statements.

PROTECH BIOSYSTEMS PVT., LTD.
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$15,511	$51,954
Adjustments to reconcile net income to net
cash provided (used) by operating activities:
Deferred tax asset	(8,019)	(15,108)
Employees retirement benefit	1,046	6,938
Provision for doubtful accounts	23,213	19,365
Depreciation	80,995	81,570
Changes in operating assets and liabilities:
Accounts receivables	1,746,090	725,535
Prepaid expenses	51,525	12,866
Inventories	149,415	37,316
Current liabilities	(1,143,440)	(343,050)
Income tax liability	(53,606)	(58,458)
Net cash provided by operating activities	862,730	518,928

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(106,421)	(28,210)
Net cash (used by) investing activities	(106,421)	(28,210)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings, net of repayments	22,231	(15,224)
Net cash (used by) financing activities	22,231	(15,224)

EFFECT OF EXCHANGE RATE CHANGES ON CASH
AND CASH EQUIVALENTS	105,047	13,299

NET INCREASE IN CASH
AND CASH EQUIVALENTS	$883,587	$488,793

CASH AND CASH EQUIVALENTS,
BEGINNING OF PERIOD	579,301	90,508

CASH AND CASH EQUIVALENTS,
END OF PERIOD	$1,462,888	$579,301

The accompanying notes are in integral part of these consolidated financial statements.

PROTECH BIOSYSTEMS PVT., LTD.
STATEMENTS OF CASH FLOWS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2007 AND 2006

	2007	2006
SUPPLEMENTAL DISCLOSURE OF CASH
FLOW INFORMATION:

CASH PAID DURING THE PERIOD FOR:

Interest	$66,833	$72,078
Taxes	$53,914	$86,767

The accompanying notes are in integral part of these consolidated financial statements.

PROTECH BIOSYSTEMS PVT., LTD.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 -	NATURE OF ORGANIZATION

The financial statements presented are those of Protech Biosystems PVT., Ltd. The Company was incorporated in 1998 in New Delhi, India. The Company manufactures and exports pharmaceutical, healthcare and cosmetics. The Company’s products include dosage form in capsule, tablet, injectables, dry syrup and oral liquid.

NOTE 2 -	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Accounting Method

The financial statements are prepared using the accrual method of accounting. The Company has elected a December 31 year-end.

b. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

c. Cash and Cash Equivalents

Cash equivalents include short-term, highly liquid investments with maturities of three months or less at the time of acquisition.

d. Inventories

Inventories consist of raw materials, work-in-process, finished goods, and packaging materials, and are stated at cost unless the utility of goods is no longer as great as cost. In such cases, inventory is valued at lower of cost or market. Cost is determined using the first-in-first-out methods for raw materials and packaging materials and includes the purchase price and direct costs, less trade discounts but does not include excise duty as per Indian Excise Law which is the tax on manufacturing.

e.  Accounts Receivable

The Company extends unsecured credit to its customers in the ordinary course of business but mitigates the associated risks by performing credit checks and actively pursuing past due accounts. An allowance for doubtful accounts is established and recorded based on management’s assessment of the credit history with the customer and current relationships with them. As of December 31, 2007 and 2006 the Company recorded a provision for doubtful accounts in the amount of $23,213 and $19,365, respectively.

f. Concentrations of Credit Risk

Cash
The Company’s cash accounts are held in foreign bank accounts which are not insured by the FDIC. At December 31, 2007 and 2006 the Company’s cash balances, net of outstanding checks, in its foreign bank accounts were $1,462,888 and $579,301, respectively.

Major Customers

For the year ended December 31, 2007, the Company had one customer that generated sales in excess of 10% of the Company’s total sales. Sales to this customers totaled $3,128,380 or 87% of total revenues. At December 31, 2007, the receivable balance from this customer was $714,210 or 73% of accounts receivable.

For the year ended December 31, 2006, the Company had one customer that generated sales in excess of 10% of the Company’s total sales. Sales to this customer totaled $4,434,656 or 96% of total revenues. At December 31, 2006, the receivable balance from this customer was $2,401,827 or 95% of accounts receivable.

10% of revenue is derived from Republic of India and 90% of revenue is derived from eastern European countries.

Foreign Currency Translation

The functional currency of the Company is the Indian Rupee (“INR”). Transactions denominated in foreign currencies are translated into U.S. Dollars using period end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transaction occurred. Net gains and losses resulting from foreign exchange translations are included in the statements of operations and stockholder’s equity as other comprehensive income/(loss).

Since the Company’s financial statements must be translated into U.S. Dollars from the base currency of INR, major changes in the currency exchange rate between the INR and U.S. Dollars may have a significant impact on the operations of the Company. Although the Company does not anticipate the currency exchange rate to be significantly different over the next 12 months, no such assurances can be given.

Foreign Operations

The Company’s operations and assets are located in Republic of India, Russia and Belorussia. The Company may be adversely affected by possible political or economic instability in this foreign country. The effect of these factors cannot be accurately predicted.

Major Vendor

The Company relies on three suppliers for its main product line.

g. Property and Equipment

Property and equipment is stated at cost. Betterments and improvements are capitalized over their estimated useful lives, whereas repairs and maintenance expenditures on the assets are charged to expense as incurred. When assets are disposed of, the cost and accumulated depreciation (net book value of the assets) is eliminated and any resulting gain or loss is reflected accordingly. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are as follows:

Buildings - factor	28 years
Plant and machinery	20 years
Furniture, fixtures and office equipment	5 years
Vehicles	10 years

h. Retirement and Other Long Term Employee benefits to the employees

I ) Post retirement benefit plan: - For defined benefit schemes the cost of providing benefits is determined using the projected unit credit method with actuarial valuation carried out at each balance sheet date. Actuarial gains and losses are accounted for as per US GAAP corridor approach. Benefit on normal retirement is given to employees as per the provisions of payment of gratuity Act 1972(In India) and leave compensation as per policy of the company. The defined benefit plan is non funded.

II ) Short term employee benefit : - The undiscounted amount of short term employee benefits term is expected to be paid in exchange for the services rendered by the employees is recognized during the period when the employee renders the service.

III) Defined contribution plan: - The Company makes contribution towards Provident Fund (PF), a defined contribution retirement benefit plan for qualifying employees. The PF is operated by the regional PF Commissioner. Under this scheme the company is required to contribute a specified percentage of payroll cost to the retirement benefit scheme to fund the benefit. The amount of contribution is charged to income statement.

i.  Revenue Recognition

The Company applies the provisions of SEC Staff Accounting Bulletin (“SAB”) No. 104, Revenue Recognition in Financial Statements (“SAB104”), which provides guidance on the recognition, presentation and disclosure of revenue in financial statements filed with the SEC. SAB 104 outlines the basic criteria that must be met to recognize revenue and provides guidance for disclosure related to revenue recognition policies.

Revenue from sales of active pharmaceutical ingredients and formulation products is recognized when title and risk of loss of products are transferred to the customer and the following criteria are met:
• Persuasive evidence of an arrangement exists;
• The price to the buyer is fixed and determinable; and
• Collectibility of the sales price is reasonably assured.

Other revenues include export incentives, interest and claim settlements. Revenues under claim settlement agreements are recognized in accordance with the terms of the respective settlement agreements in the period in which the claim is received. Export incentives are recognized on an accrual basis when the right to receive the incentives is established in accordance with the applicable laws. Interest is recognised on time proportion basis.

j.  Financial Instruments

Statement of Financial Accounting Standards, “SFAS”, No. 107 (“SFAS 107”), “Disclosures about Fair Value of Financial Instruments” requires disclosure of the fair value of financial instruments held by the Company. SFAS 107 defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The following methods and assumptions were used to estimate fair value:

The carrying amount of cash equivalents, accounts receivable, accounts payable, and accrued expenses approximate fair value due to their short-term nature.

k. Basic and Diluted Net Income per Share of Common Stock

In accordance with SFAS No. 128, “Earnings per Share,” basic Net Income per common share is based on the weighted average number of shares outstanding during the periods presented. Diluted earnings per share is computed using weighted average number of common shares plus dilutive common share equivalents outstanding during the period. At December 31, 2007 and 2006, the Company had no dilutive common share equivalents.

	For the Year Ended December 31,
	2007	2006
Net Income	$15,511	$51,954
Weighted Average Number of Shares Outstanding, Basic and Diluted	60,324	60,324
Basic and Diluted Income per Share	$0.26	$0.86

l. Recent Accounting Pronouncements

SFAS No. 159 - In February 2007, the FASB No. 154 issued Statements of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115” (“SFAS 159”). SFAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of SFAS 157.

SFAS No. 141 (revised 2007) - In December 2007, the FASB issued Statement No. 141 (revised 2007), Business Combinations. This statement replaces FASB Statement No. 141 Business Combinations. The objective of this Statement is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. To accomplish that, this Statement establishes principles and requirements for how the acquirer 1) recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquire, 2) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase, and 3) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The Company is currently assessing the potential effect of SFAS 141 (revised 2007) on its financial statements.

SFAS No. 160 - In December 2007, the FASB issued Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51. The objective of this Statement is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require 1) the ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent’s equity, 2) the amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income, 3) changes in a parent’s ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently, 4) when a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value, and 5) entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners. This Statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. The Company is currently assessing the potential effect of SFAS 160 on its financial statements.

SFAS No. 161 - In March 2008, the FASB issued Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133.” This Statement changes the disclosure requirements for derivative instruments and hedging activities. Entities are required to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under Statement 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows.

This Statement is intended to enhance the current disclosure framework in Statement 133. The Statement requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. This disclosure better conveys the purpose of derivative use in terms of the risks that the entity is intending to manage. Disclosing the fair values of derivative instruments and their gains and losses in a tabular format should provide a more complete picture of the location in an entity’s financial statements of both the derivative positions existing at period end and the effect of using derivatives during the reporting period. Disclosing information about credit-risk-related contingent features should provide information on the potential effect on an entity’s liquidity from using derivatives.

This Statement is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, with early application encouraged. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The Company is currently evaluating SFAS 161 and has not yet determined its potential impact on its future results of operations or financial position.

m. Income Taxes

The Company is organized and operates in the Republic of India. The provision for current income tax expense is estimated by the Company in accordance with the Republic of India income tax laws. The Company accounts for deferred income taxes under the liability method, in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between carrying amounts of existing assets and liabilities in the financial statements and their respective tax basis. Deferred income tax assets and liabilities are measured using enacted tax rates as on the date of the financial statements.

The effect on deferred income tax assets and liabilities of a change in tax rates is recognized in the statement of income in the period of change. Based on management's judgment, the measurement of deferred income tax assets is reduced, if necessary, by a valuation allowance for any tax benefits for which it is more likely than not that some portion or all of such benefits will not be realized.

Income tax expense for the years ended December 31, 2007 and 2006 was $67,923 and $43,349, respectively. At December 31, 2007 and 2006 the Company had income taxes payable of $-0- and $-0-, respectively.

n. Other Comprehensive Income

The Company presents comprehensive income (loss) in accordance with Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (“SFAS No. 130”). SFAS No. 130 states that all items that are required to be recognized under accounting standards as components of comprehensive income (loss) be reported in the financial statements. For the years ended December 31, 2007, and 2006, the only components of comprehensive income were the net income for the periods, and the foreign currency translation adjustments.

o. Authorized Shares

During the year ended December 31, 2007, the company increased the number of its authorized common stock to 50,000,000 shares.

p. Research and Development Costs

Research and development costs are expensed as incurred. For the years ended December 31, 2007 and 2006, the Company recorded research and development costs of $-0- and $-0-, respectively.

q. Long-Lived Assets

The Company evaluates the recoverability of long-lived assets and the related estimated remaining useful lives when events or circumstances lead management to believe that the carrying value of an asset may not be recoverable and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amount. In such circumstances, those assets are written down to estimated fair value. For the years ended December 31, 2007, and 2006, no events or circumstances occurred for which an evaluation of the recoverability of long-lived asset was required.

r. Fair Value of Financial Instruments

The Company estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange. As of December 31, 2007 and 2006, the Company’s financial instruments approximated fair value to do the nature and maturity of such instruments.

NOTE 3 -	ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consists of the following:

	For the Year Ended December 31,
	2007	2006
Accounts receivable	$1,019,277	$2,544,832
Less: allowance for doubtful accounts	(46,477)	(19,829)
Accounts receivable, net	$972,800	$2,525,003

NOTE 4 -	INVENTORIES, NET

Inventories, net consist of the following:

	For the Year Ended December 31,
	2007	2006
Finished goods	$180,223	$176,190
Work in progress	-	38,449
Raw materials	165,905	88,419
Packing materials	63,404	202,829
Inventories, net	$409,532	$505,887

NOTE 5 -	PROPERTY AND EQUIPMENT, NET

Inventories, net consist of the following:

	For the Year Ended December 31,
	2007	2006
Land	$113,988	$92,448
Buildings - factory	274,502	225,952
Plant and machinery	473,869	400,682
Furniture, fixtures and office equipment	70,320	58,835
Vehicles	124,255	67,335
Less: accumulated depreciation	(343,156)	(230,976)
Inventories, net	$713,778	$614,276

NOTE 6 -	INSTALLMENT PAYABLE

During December 2007 the Company entered into an installment agreement for the purchase of vehicle. The agreement calls for monthly payments of approximately $1,558 and interest of 9.75% over the term of three years. Future minimum payments are as follows:
December 31, 2008	$15,849
December 31, 2009	13,969
December 31, 2010	12,190
December 31, 2011	0
$42,008

NOTE	7 - SECURED LOANS

The Company had the following secured loans payable as of December 31, 2007:

Overdraft facility with Deutsche Bank AG.	$88,858
Overdraft facility with HDFC Bank	203,224
Term Loan with Deutsche Bank AG	317,000

Total secured loans	$609,082

The above Secured loan has been procured against security of Directors’s personal deposits. The interest rate on the above facility is on the basis of cost of funds to bank Plus 3% (approx. 10.75% at December 31, 2007). There is no monthly payment of the above secured loan. Additionally, the term loan of $317,000 raised from Deutsche Bank is for the period of six months and renewable after every six month period.

NOTE 8 -	COMMITMENTS AND CONTINGENCIES

Operating Lease

The Company leases its registered office through a real estate lease on a month to month basis. This lease requires an annual rental payment of approximately $3,050 and increases 30% on each three year anniversary. Additionally, the Company leases a branch office through a real estate lease with a three year term that expired in July 2008. This lease requires an annual rental payment of approximately $4,700. During August 2008, the branch office lease was renewed for an additional three year term and a 30% rental increase. Total rent expense for the years ended December 31, 2007 and 2006 was $11,508 and $13,512, respectively.

Future minimum lease payments are as follows:

December 31, 2008	$8,590
December 31, 2009	9,101
December 31, 2010	9,101
December 31, 2011	13,961
December 31, 2012	13,961
Thereafter	13,961

Total lease payments	$68,675

Defined Benefit Plan:

Projected benefit obligation at January 1, 2007	$7,952
Interest cost	636
Current service cost	3,774
Actuarial loss (gain)	(3,315)

Projected benefit obligation at December 31, 2007	$9,047

Net expense for the year ended December 31, 2007:
Current service cost	$3,774
Interest cost	636
Actuarial loss (gain)	(3,315)

$1,095

Assumptions used in determining obligations:

Discount rate	8.0%
Future salary increase	5.5%

NOTE 9 -	RELATED PARTY TRANSACTIONS

Advances

During the year ended December 31, 2007, the Company made $96,198 in advances from two directors and one shareholder. The advances carry an interest rate of 0% and are due upon demand. At December 31, 2007, the balance of these advances was $100,614. These amounts were repaid in full to the Company by March 31, 2008.

Rent

During the year ended December 31, 2007, the Company rented property for its registered office and its corporate office from two related parties (father of shareholder and director, shareholder). Under the agreement, the Company paid a total of $5,815 during the year ended December 31, 2007.

Supplies and Services

During the year ended December 31, 2007, the Company paid $204,647 to five related parties for supplies and services rendered.